Exhibit 99.1

UNAUDITED as of 1/18/2006

Bimini Mortgage Management, Inc. - Asset Information

This Table Reflects All Transactions. Prices Used Are Internally Generated.

Valuation

Asset Category	Market Value	As a Percentage of Mortgage Assets	As a Percentage of Mortgage Assets, Cash and P&I Receivable
Adjustable Rate Mortgage Backed Securities (1)	$2,024,631,845	57.82%	55.04%
Hybrid Adjustable Rate Mortgage Backed Securities	713,469,717	20.38%	19.39%
Fixed Rate Mortgage Backed Securities	545,565,734	15.58%	14.83%
Fixed Rate Agency Debt	98,000,000	2.80%	2.66%
Fixed Rate CMO	71,942,161	2.05%	1.96%
Balloon Maturity Mortgage Backed Securities	48,071,810	1.37%	1.31%
Total: Mortgage Assets (2)	$3,501,681,267	100.00%

Total Cash and Net Short-Term Receivables	$111,999,086		3.04%
Cash out on Margin (Encumbered Cash)	—		0.00%
Long-Term Receivables From Opteum Financial Services LLC	65,000,000		1.77%
Total: All Assets	$3,678,680,353		100.00%

Note: The Value of Securities in the Box is $30,288,964

(1)     Adjustable Rate MBS are those that reset coupons within one year’s time.

(2)     This includes forward settling purchases. There are no forward settling sales as of 1/18/2006

*        The information contained herein EXCLUDES all Opteum Financial Services LLC’s assets.

Characteristics

Asset Category	Weighted Average Coupon	Weighted Average Lifetime Cap	Weighted Average Periodic Cap Per Year (3)	Weighted Average Coupon Reset (in Months)	Longest Maturity	Weighted Average Maturity (in Months)
Adjustable Rate Mortgage Backed Securities(3)	4.49%	10.46%	1.77%	4.84	1-Dec-42	333
Hybrid Adjustable Rate Mortgage Backed Securities	4.29%	9.88%	1.74%	19.36	1-Apr-44	339
Fixed Rate Mortgage Backed Securities	6.91%	n/a	n/a	n/a	1-Jun-35	273
Fixed Rate Agency Debt	4.00%	n/a	n/a	n/a	25-Feb-10	49
Fixed Rate CMO	5.57%	n/a	n/a	n/a	25-Jul-34	330
Balloon Maturity Mortgage Backed Securities	4.06%	n/a	n/a	n/a	1-Feb-11	48
Total: Mortgage Assets	4.83%	10.31%	1.76%	8.62	1-Apr-44	313

(3) 34.1% ($669.4 million) of The Adjustable Rate Mortgage Portfolio Have No Periodic Caps. These assets are excluded from the weighted average periodic cap per year calculation

Agency	Market Value	As a Percentage of Mortgage Assets
Fannie Mae	$2,172,891,761	62.05%
Freddie Mac	714,546,529	20.41%
Ginnie Mae	614,242,977	17.54%
Total Portfolio	$3,501,681,267	100.00%

Pool Status	Market Value	As a Percentage of Mortgage Assets
Whole Pool	$2,071,945,920	59.17%
Non Whole Pool	$1,429,735,347	40.83%
Total Portfolio	$3,501,681,267	100.00%

Prepayment Speeds

Asset Category	Weighted Average One Month Prepayment Speeds (CPR)	Weighted Average Three Month Prepayment Speeds (CPR)
Adjustable Rate Mortgage Backed Securities	29.84%	34.00%
Hybrid Adjustable Rate Mortgage Backed Securities	24.79%	27.13%
Fixed Rate Mortgage Backed Securities	23.97%	27.17%
Fixed Rate Agency Debt	n/a	n/a
Fixed Rate CMO	25.29%	27.76%
Balloon Maturity Mortgage Backed Securities	9.06%	16.57%
Total: Mortgage Assets	27.33%	30.92%

On January 9, 2006 Prepayment Speeds were released for paydowns occurring in December 2005 (October - December for three month speeds). The numbers above reflect that data.

Portfolio Price and Duration
Weighted Average Purchase Price	$102.59
Weighted Average Current Price	$101.24
Modeled Effective Duration	1.142

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets
Adjustable Rate Mortgages
One Month LIBOR	$43,642,858	2.16%	1.25%
Moving Treasury Average	60,804,085	3.00%	1.74%
Cost Of Funds Index	407,458,929	20.13%	11.64%
Six Month LIBOR	224,346,723	11.08%	6.41%
Six Month CD Rate	3,024,220	0.15%	0.08%
One Year LIBOR	355,535,954	17.56%	10.15%
Conventional One Year CMT	546,291,390	26.98%	15.60%
FHA and VA One Year CMT	376,799,805	18.61%	10.76%
Other	6,727,881	0.33%	0.19%
Total ARMs	$2,024,631,845	100.00%	57.82%

Hybrid ARMs
Generic Fannie or Freddie Hybrid ARMs
13 - 18 Months to First Reset	$379,439,653	53.18%	10.84%
19 - 24 Months to First Reset	45,880,104	6.43%	1.31%
25 - 36 Months to First Reset	51,602,625	7.24%	1.47%
37 - 48 Months to First Reset	0	0.00%	0.00%
Total	$476,922,382	66.85%	13.62%

Agency Alt-A Hybrid ARMs
13 - 18 Months to First Reset	$16,641,252	2.33%	0.48%
19 - 24 Months to First Reset	4,441,377	0.62%	0.13%
25 - 36 Months to First Reset	7,598,263	1.06%	0.22%
37 - 47 Months to First Reset	13,809,865	1.94%	0.39%
Total	$42,490,757	5.95%	1.22%

GNMA Hybrid ARMs
13 - 24 Months to First Reset	$172,350,081	24.16%	4.92%
25 - 36 Months to First Reset	21,706,497	3.04%	0.62%
Total	$194,056,578	27.20%	5.54%

Total Hybrid ARMs	$713,469,717	100.00%	20.38%

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets
Balloons
< = 4.0 Years to Balloon Date	$20,250,635	42.13%	0.58%
4.01 - 5.0 Years to Balloon Date	16,424,631	34.16%	0.47%
5.01 - 5.5 Years to Balloon Date	11,396,544	23.71%	0.32%
Total Balloons	$48,071,810	100.00%	1.37%

Fixed Rate Agency Debt
4.5yr Stated Final Maturity	$98,000,000	100.00%	2.80%
Total Fixed Rate Agency Debt	$98,000,000	100.00%	2.80%

Fixed Rate CMOs
Fixed Rate CMOs	$71,942,161	100.00%	2.05%
Total Fixed Rate CMOs	$71,942,161	100.00%	2.05%

Fixed Rate Assets
10yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$2,071,133	0.38%	0.06%
15yr $85,000 Maximum Loan Size	72,444,294	13.28%	2.07%
15yr $110,000 Maximum Loan Size	4,732,102	0.87%	0.13%
15yr 100% Investor Property	617,061	0.11%	0.02%
15yr 100% FNMA Expanded Approval Level 3	953,324	0.17%	0.03%
15yr 100% Alt-A	39,860,394	7.31%	1.14%
15yr Geography Specific (NY, FL, VT, TX)	1,841,297	0.34%	0.05%
15yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	26,587,603	4.87%	0.76%
20yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	1,160,874	0.21%	0.03%
20yr 100% Alt-A	898,434	0.16%	0.03%
30yr $85,000 Maximum Loan Size	146,724,215	26.89%	4.19%
30yr $110,000 Maximum Loan Size	39,431,646	7.23%	1.12%
30yr 100% Investor Property	6,311,863	1.16%	0.18%
30yr 100% FNMA Expanded Approval Level 3	51,786,739	9.49%	1.48%
30yr 100% Alt-A	38,408,862	7.04%	1.10%
30yr Geography Specific (NY, FL, VT, TX)	4,720,377	0.87%	0.13%
30yr 100% GNMA Builder Buydown Program	5,608,125	1.03%	0.16%
30yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	101,407,391	18.59%	2.90%
Total Fixed Rate Collateral	$545,565,734	100.00%	15.58%

Total (All Mortgage Assets)	$3,501,681,267		100.00%
Cash or Cash Receivables	111,999,086
Long-Term Receivables From OFS	65,000,000
Total Assets and Cash	$3,678,680,353

Total Forward Settling Purchases	$108,754,407

Unaudited Funding Information as of 1/18/2006

Repurchase Counterparties	Dollar Amount of Borrowings	Weighted Average Maturity in Days	Longest Maturity

Deutsche Bank (1)	$956,220,007	128	11-Oct-06
Nomura	623,631,000	104	18-Sep-06
WAMU	389,380,000	25	13-Apr-06
Cantor Fitzgerald	371,962,000	68	25-Apr-06
Goldman Sachs	187,785,143	42	1-May-06
Bear Stearns	167,610,000	139	7-Jul-06
UBS Securities	167,075,000	80	19-Oct-06
Merrill Lynch	128,119,000	78	19-Apr-06
JP Morgan Secs	87,991,000	176	18-Jul-06
Morgan Stanley	74,984,465	14	6-Apr-06
Lehman Bros	62,643,000	69	28-Mar-06
Countrywide Secs	22,930,000	68	27-Mar-06
Daiwa Secs	19,732,000	170	7-Jul-06
Bank of America	19,584,000	9	27-Jan-06
RBS Greenwich Capital	1,503,000	75	3-Apr-06
Total	$3,279,646,615	92	19-Oct-06

Total Forward Settling Purchases Without Committed Repo Terms	108,754,407

Estimated Haircut (at 3%)	3,262,632
Estimated Forward Borrowings	105,491,775
Estimated Total Borrowings	$3,385,138,389

(1)     Includes $507 Million floating rate repo obligations